Omega Environmental, Inc.                                           EXHIBIT 99.1
Debtor In Posession Case #97-06084
Comparative Balance Sheet Information

                                                          (unaudited)        (unaudited)
                                                         Feb. 28, 1999      Jan. 31, 1999
                                                              ESD                ESD            Change
                                                        ------------------------------------------------
CURRENT ASSETS
Cash                                                            5,037             42,853        (37,816)
Restricted cash held in escrow                              2,740,747          2,738,168          2,579
Accounts receivable
  A/R--trade                                               11,875,155         11,931,835        (56,680)
  A/R--interco                                                                                       --
  A/R--employees                                                3,420              3,121            299
  A/R--supplemental                                         1,367,675          1,367,675             --
  A/R--misc.                                                   12,078             12,078             --
  Allowance for doubtful accounts                          (1,812,085)        (1,841,230)        29,145
                                                        ------------------------------------------------
    Accounts receivable, net                               11,446,243         11,473,479        (27,236)
                                                        ------------------------------------------------
Costs and earnings in excess of billings                    5,189,003          5,385,141       (196,138)
Prepaid expenses                                               53,354              6,201         47,153
Inventory                                                                                            --
Inventory reserve                                                                                    --
                                                        ------------------------------------------------
    Inventory, net                                                 --                 --             --
                                                        ------------------------------------------------
Other current assets                                                                                 --
                                                        ------------------------------------------------
TOTAL CURRENT ASSETS                                       19,434,384         19,645,842       (211,458)
                                                        ------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                           2,355,928          2,352,810          3,118
  Automotive equipment                                      1,124,549          1,124,549             --
  Office furniture and equipment                              973,265            967,334          5,931
  Leasehold improvements                                      107,729            107,729             --
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                            4,561,471          4,552,422          9,049
  Accum. Depreciation                                      (3,455,880)        (3,409,023)       (46,857)
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                1,105,591          1,143,399        (37,808)
                                                        ------------------------------------------------
Long-term accounts receivable - Other (Texas)                   2,426              2,426             --
Reserve for Long-term accounts receivable                                                            --
                                                        ------------------------------------------------
  Long-term accounts receviable - Other (Texas), net            2,426              2,426             --
Other Assets                                                  221,324            223,609         (2,285)
Investment & Intercompany in Subsidiaires                                                            --
                                                        ------------------------------------------------
TOTAL ASSETS                                               20,763,725         21,015,276       (251,551)
                                                        ================================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                            452,559            653,700       (201,141)
  Line of Credit
  Accrued expenses, excluding bankruptcy costs                584,791            604,200        (19,409)
  Accrued bankruptcy costs
  Estimated claims against cash held in escrow              2,579,250          2,578,438            812
  Intercompany - BNYFC                                      7,832,953          7,765,310         67,643
  Intercompany payables                                                                              --
                                                        ------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                    11,449,553         11,601,648       (152,095)
Intercompany Notes Payable                                  9,005,048          8,741,768        263,280
Pre Petition Liabilities                                    1,323,469          1,620,033       (296,564)
Pre Petition Estimated Construction Claims
                                                        ------------------------------------------------
  TOTAL LIABILITIES                                        21,778,070         21,963,449       (185,379)
                                                        ------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par
Additional paid in capital                                 14,557,677         14,557,677             --
Treasury Stock A-P-I-C
Retained earnings - prior                                 (11,012,975)       (11,012,975)            --
Y-T-D net income pre petition                                  (8,531)            (8,531)            --
Y-T-D net income post petition                             (4,550,516)        (4,484,344)       (66,172)
                                                        ------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                               (1,014,345)          (948,173)       (66,172)
                                                        ------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                   20,763,725         21,015,276       (251,551)
                                                        ================================================

                                                         (unaudited)        (unaudited)
                                                        Feb. 28, 1999      Jan. 31, 1999
                                                             PSD                PSD            Change
                                                        ------------------------------------------------
CURRENT ASSETS
Cash                                                           21,319             37,536        (16,217)
Restricted cash held in escrow                                                                       --
Accounts receivable
  A/R--trade                                                  147,145            312,556       (165,411)
  A/R--interco                                                     --                 --             --
  A/R--employees                                                1,231              2,200           (969)
  A/R--supplemental                                                                                  --
  A/R--misc.                                                  291,514                 --        291,514
  Allowance for doubtful accounts                             (42,748)           (48,902)         6,154
                                                        ------------------------------------------------
    Accounts receivable, net                                  397,142            265,854        131,288
                                                        ------------------------------------------------
Costs and earnings in excess of billings                                                             --
Prepaid expenses                                               35,431             49,841        (14,410)
Inventory                                                          --            679,663       (679,663)
Inventory reserve                                                  --           (173,950)       173,950
                                                        ------------------------------------------------
    Inventory, net                                                 --            505,713       (505,713)
                                                        ------------------------------------------------
Other current assets                                                                                 --
                                                        ------------------------------------------------
TOTAL CURRENT ASSETS                                          453,892            858,944       (405,052)
                                                        ------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                  --            166,580       (166,580)
  Automotive equipment                                             --             10,871        (10,871)
  Office furniture and equipment                                   --              7,793         (7,793)
  Leasehold improvements                                           --             30,895        (30,895)
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                   --            216,139       (216,139)
  Accum. Depreciation                                              --           (114,758)       114,758
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                       --            101,381       (101,381)
                                                        ------------------------------------------------
Long-term accounts receivable - Other (Texas)                      --                 --             --
Reserve for Long-term accounts receivable                                                            --
                                                        ------------------------------------------------
  Long-term accounts receviable - Other (Texas), net               --                 --             --
Other Assets                                                       --                 --             --
Investment & Intercompany in Subsidiaires                          --                 --             --
                                                        ------------------------------------------------
TOTAL ASSETS                                                  453,892            960,325       (506,433)
                                                        ================================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                             19,891             26,031         (6,140)
  Line of Credit                                                                                     --
  Accrued expenses, excluding bankruptcy costs                 57,016            149,087        (92,071)
  Accrued bankruptcy costs                                                                           --
  Estimated claims against cash held in escrow                                                       --
  Intercompany - BNYFC                                      7,806,377          7,756,672         49,705
  Intercompany payables                                            --                 --             --
                                                        ------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                     7,883,284          7,931,790        (48,506)
Intercompany Notes Payable                                                                           --
Pre Petition Liabilities                                      949,872            949,872             --
Pre Petition Estimated Construction Claims                                                           --
                                                        ------------------------------------------------
  TOTAL LIABILITIES                                         8,833,156          8,881,662        (48,506)
                                                        ------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                         3,371,172          3,371,172             --
Additional paid in capital                                 10,742,189         10,742,189             --
Treasury Stock A-P-I-C                                                                               --
Retained earnings - prior                                 (14,767,222)      ( 14,767,222)            --
Y-T-D net income pre petition                                (247,894)          (247,894)            --
Y-T-D net income post petition                             (7,477,509)        (7,019,582)      (457,927)
                                                        ------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                               (8,379,264)        (7,921,337)      (457,927)
                                                        ------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                      453,892            960,325       (506,433)
                                                        ================================================

Omega Environmental, Inc.
Debtor In Posession Case #97-06084
Comparative Balance Sheet Information

                                                         (unaudited)        (unaudited)
                                                        Feb. 28, 1999      Jan. 31, 1999
                                                          Corporate          Corporate         Change
                                                        ------------------------------------------------
CURRENT ASSETS
Cash                                                           39,806             43,489         (3,683)
Restricted cash held in escrow                                                                       --
Accounts receivable
  A/R--trade                                                       --                 --             --
  A/R--interco                                                                                       --
  A/R--employees                                                   --                 --             --
  A/R--supplemental                                                --                 --             --
  A/R--misc.                                                1,219,094          1,219,094             --
  Allowance for doubtful accounts                          (1,076,094)        (1,076,094)            --
                                                        ------------------------------------------------
    Accounts receivable, net                                  143,000            143,000             --
                                                        ------------------------------------------------
Costs and earnings in excess of billings                                                             --
Prepaid expenses                                              159,698             77,062         82,636
Inventory                                                                                            --
Inventory reserve                                                                                    --
                                                        ------------------------------------------------
    Inventory, net                                                 --                 --             --
                                                        ------------------------------------------------
Other current assets                                                                                 --
                                                        ------------------------------------------------
TOTAL CURRENT ASSETS                                          342,504            263,551         78,953
                                                        ------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                                                    --
  Automotive equipment                                                                               --
  Office furniture and equipment                               41,050             41,050             --
  Leasehold improvements                                           --                 --             --
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                               41,050             41,050             --
  Accum. Depreciation                                         (33,257)           (32,950)          (307)
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                    7,793              8,100           (307)
                                                        ------------------------------------------------
Long-term accounts receivable - Other (Texas)                      --                 --             --
Reserve for Long-term accounts receivable                                                            --
                                                        ------------------------------------------------
  Long-term accounts receviable - Other (Texas), net               --                 --             --
Other Assets                                                   41,622             65,425        (23,802)
Investment & Intercompany in Subsidiaires                  74,375,431         74,375,431             --
                                                        ------------------------------------------------
TOTAL ASSETS                                               74,767,350         74,712,506         54,844
                                                        ================================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                             68,243             79,074        (10,831)
  Line of Credit                                           23,278,363         22,599,213        679,150
  Accrued expenses, excluding bankruptcy costs                 42,905             96,160        (53,255)
  Accrued bankruptcy costs                                  1,487,967          1,749,267       (261,300)
  Estimated claims against cash held in escrow                                                       --
  Intercompany - BNYFC                                    (18,377,094)       (18,261,766)      (115,328)
  Intercompany payables                                            --                 --             --
                                                        ------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                     6,500,384          6,261,948        238,436
Intercompany Notes Payable                                                                           --
Pre Petition Liabilities                                    2,637,103          2,637,103             --
Pre Petition Estimated Construction Claims                                                           --
                                                        ------------------------------------------------
  TOTAL LIABILITIES                                         9,137,487          8,899,051        238,436
                                                        ------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                           121,289            121,289             --
Additional paid in capital                                128,204,630        128,204,630             --
Treasury Stock A-P-I-C                                       (562,506)          (562,506)            --
Retained earnings - prior                                 (49,321,103)       (49,321,103)            --
Y-T-D net income pre petition                                (895,498)          (895,498)            --
Y-T-D net income post petition                            (11,916,949)       (11,733,357)      (183,592)
                                                        ------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                               65,629,863         65,813,455       (183,592)
                                                        ------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                   74,767,350         74,712,506         54,844
                                                        ================================================

                                                         (unaudited)        (unaudited)
                                                        Feb. 28, 1999      Jan. 31, 1999
                                                          Continuing         Continuing
                                                          Operations         Operations        Change
                                                        ------------------------------------------------
CURRENT ASSETS
Cash                                                           66,162            123,878        (57,716)
Restricted cash held in escrow                              2,740,747          2,738,168          2,579
Accounts receivable
  A/R--trade                                               12,022,300         12,244,391       (222,091)
  A/R--interco                                                     --                 --             --
  A/R--employees                                                4,651              5,321           (670)
  A/R--supplemental                                         1,367,675          1,367,675             --
  A/R--misc.                                                1,522,686          1,231,172        291,514
  Allowance for doubtful accounts                          (2,930,927)        (2,966,226)        35,299
                                                        ------------------------------------------------
    Accounts receivable, net                               11,986,385         11,882,333        104,052
                                                        ------------------------------------------------
Costs and earnings in excess of billings                    5,189,003          5,385,141       (196,138)
Prepaid expenses                                              248,483            133,104        115,379
Inventory                                                          --            679,663       (679,663)
Inventory reserve                                                  --           (173,950)       173,950
                                                        ------------------------------------------------
    Inventory, net                                                 --            505,713       (505,713)
                                                        ------------------------------------------------
Other current assets                                               --                 --             --
                                                        ------------------------------------------------
TOTAL CURRENT ASSETS                                       20,230,780         20,768,337       (537,557)
                                                        ------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                           2,355,928          2,519,390       (163,462)
  Automotive equipment                                      1,124,549          1,135,420        (10,871)
  Office furniture and equipment                            1,014,315          1,016,177         (1,862)
  Leasehold improvements                                      107,729            138,624        (30,895)
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                            4,602,521          4,809,611       (207,090)
  Accum. Depreciation                                      (3,489,137)        (3,556,731)        67,594
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                1,113,384          1,252,880       (139,496)
                                                        ------------------------------------------------
Long-term accounts receivable - Other (Texas)                   2,426              2,426             --
Reserve for Long-term accounts receivable                          --                 --             --
                                                        ------------------------------------------------
  Long-term accounts receviable - Other (Texas), net            2,426              2,426             --
Other Assets                                                  262,946            289,034        (26,088)
Investment & Intercompany in Subsidiaires                  74,375,431         74,375,431             --
                                                        ------------------------------------------------
TOTAL ASSETS                                               95,984,967         96,688,107       (703,141)
                                                        ================================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                            540,693            758,805       (218,112)
  Line of Credit                                           23,278,363         22,599,213        679,150
  Accrued expenses, excluding bankruptcy costs                684,712            849,447       (164,735)
  Accrued bankruptcy costs                                  1,487,967          1,749,267       (261,300)
  Estimated claims against cash held in escrow              2,579,250          2,578,438            812
  Intercompany - BNYFC                                     (2,737,764)        (2,739,784)         2,020
  Intercompany payables                                            --                 --             --
                                                        ------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                    25,833,221         25,795,386         37,835
Intercompany Notes Payable                                  9,005,048          8,741,768        263,280
Pre Petition Liabilities                                    4,910,444          5,207,008       (296,565)
Pre Petition Estimated Construction Claims                         --                 --             --
                                                        ------------------------------------------------
  TOTAL LIABILITIES                                        39,748,713         39,744,162          4,550
                                                        ------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                         3,492,461          3,492,461             --
Additional paid in capital                                153,504,496        153,504,496             --
Treasury Stock A-P-I-C                                       (562,506)          (562,506)            --
Retained earnings - prior                                 (75,101,300)       (75,101,300)            --
Y-T-D net income pre petition                              (1,151,923)        (1,151,923)            --
Y-T-D net income post petition                            (23,944,974)       (23,237,283)      (707,691)
                                                        ------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                               56,236,254         56,943,945       (707,691)
                                                        ------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                   95,984,967         96,688,107       (703,141)
                                                        ================================================

Omega Environmental, Inc.
Debtor In Posession Case #97-06084
Comparative Balance Sheet Information

                                                         (unaudited)        (unaudited)
                                                        Feb. 28, 1999      Jan. 31, 1999
                                                         Discontinued       Discontinued
                                                          Operations         Operations        Change
                                                        ------------------------------------------------
CURRENT ASSETS
Cash                                                               --                 --             --
Restricted cash held in escrow                                                                       --
Accounts receivable
  A/R--trade                                                4,771,229          4,918,797       (147,568)
  A/R--interco                                                     --                 --             --
  A/R--employees                                                                                     --
  A/R--supplemental                                                                                  --
  A/R--misc.                                                   33,806             33,806             --
  Allowance for doubtful accounts                          (3,258,663)        (3,263,962)         5,299
                                                        ------------------------------------------------
    Accounts receivable, net                                1,546,372          1,688,641       (142,269)
                                                        ------------------------------------------------
Costs and earnings in excess of billings                                                             --
Prepaid expenses                                                                                     --
Inventory                                                                                            --
Inventory reserve                                                                                    --
                                                        ------------------------------------------------
    Inventory, net                                                 --                 --             --
                                                        ------------------------------------------------
Other current assets                                           10,000             10,000             --
                                                        ------------------------------------------------
TOTAL CURRENT ASSETS                                        1,556,372          1,698,641       (142,269)
                                                        ------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                               1,000              1,000             --
  Automotive equipment                                             --                 --             --
  Office furniture and equipment                                   --                 --             --
  Leasehold improvements                                           --                 --             --
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                1,000              1,000             --
  Accum. Depreciation                                              --                 --             --
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                    1,000              1,000             --
                                                        ------------------------------------------------
Long-term accounts receivable - Other (Texas)                      --                 --             --
Reserve for Long-term accounts receivable                                                            --
                                                        ------------------------------------------------
  Long-term accounts receviable - Other (Texas), net               --                 --             --
Other Assets                                                       --                 --             --
Investment & Intercompany in Subsidiaires                                                            --
                                                        ------------------------------------------------
TOTAL ASSETS                                                1,557,372          1,699,641       (142,269)
                                                        ================================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                 --                 --             --
  Line of Credit
  Accrued expenses, excluding bankruptcy costs                     --                 --             --
  Accrued bankruptcy costs
  Estimated claims against cash held in escrow
  Intercompany - BNYFC                                      2,737,764          2,739,784         (2,020)
  Intercompany payables                                            --                 --             --
                                                        ------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                     2,737,764          2,739,784         (2,020)
Intercompany Notes Payable                                  2,272,176          2,535,455       (263,279)
Pre Petition Liabilities                                   11,077,632         10,814,353        263,279
Pre Petition Estimated Construction Claims                  2,000,000          2,000,000             --
                                                        ------------------------------------------------
  TOTAL LIABILITIES                                        18,087,572         18,089,592         (2,020)
                                                        ------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                         2,082,948          2,082,948             --
Additional paid in capital                                 28,604,818         28,604,818             --
Treasury Stock A-P-I-C                                                                               --
Retained earnings - prior                                 (36,904,145)       (36,904,145)            --
Y-T-D net income pre petition                                (694,013)          (694,013)            --
Y-T-D net income post petition                             (9,619,808)        (9,479,559)      (140,249)
                                                        ------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                              (16,530,200)       (16,389,951)      (140,249)
                                                        ------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    1,557,372          1,699,641       (142,269)
                                                        ================================================

                                                         (unaudited)        (unaudited)
                                                        Feb. 28, 1999      Jan. 31, 1999
                                                          Combined            Combined
                                                            Final               Final          Change
                                                        ------------------------------------------------
CURRENT ASSETS
Cash                                                           66,162            123,878        (57,716)
Restricted cash held in escrow                              2,740,747          2,738,168          2,579
Accounts receivable
  A/R--trade                                               16,793,529         17,163,188       (369,659)
  A/R--interco                                                     --                 --             --
  A/R--employees                                                4,651              5,321           (670)
  A/R--supplemental                                         1,367,675          1,367,675             --
  A/R--misc.                                                1,556,492          1,264,978        291,514
  Allowance for doubtful accounts                          (6,189,590)        (6,230,188)        40,598
                                                        ------------------------------------------------
    Accounts receivable, net                               13,532,757         13,570,974        (38,217)
                                                        ------------------------------------------------
Costs and earnings in excess of billings                    5,189,003          5,385,141       (196,138)
Prepaid expenses                                              248,483            133,104        115,379
Inventory                                                          --            679,663       (679,663)
Inventory reserve                                                  --           (173,950)       173,950
                                                        ------------------------------------------------
    Inventory, net                                                 --            505,713       (505,713)
                                                        ------------------------------------------------
Other current assets                                           10,000             10,000             --
                                                        ------------------------------------------------
TOTAL CURRENT ASSETS                                       21,787,152         22,466,978       (679,826)
                                                        ------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                           2,356,928          2,520,390       (163,462)
  Automotive equipment                                      1,124,549          1,135,420        (10,871)
  Office furniture and equipment                            1,014,315          1,016,177         (1,862)
  Leasehold improvements                                      107,729            138,624        (30,895)
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                            4,603,521          4,810,611       (207,090)
  Accum. Depreciation                                      (3,489,137)        (3,556,731)        67,594
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                1,114,384          1,253,880       (139,496)
                                                        ------------------------------------------------
Long-term accounts receivable - Other (Texas)                   2,426              2,426             --
Reserve for Long-term accounts receivable                          --                 --             --
                                                        ------------------------------------------------
  Long-term accounts receviable - Other (Texas), net            2,426              2,426             --
Other Assets                                                  262,946            289,034        (26,088)
Investment & Intercompany in Subsidiaires                          --                 --             --
                                                        ------------------------------------------------
TOTAL ASSETS                                               23,166,908         24,012,318       (845,410)
                                                        ================================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                            540,693            758,805       (218,112)
  Line of Credit                                           23,278,363         22,599,213        679,150
  Accrued expenses, excluding bankruptcy costs                684,712            849,447       (164,735)
  Accrued bankruptcy costs                                  1,487,967          1,749,267       (261,300)
  Estimated claims against cash held in escrow              2,579,250          2,578,438            812
  Intercompany - BNYFC                                             --                 --             --
  Intercompany payables                                            --                 --             --
                                                        ------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                    28,570,985         28,535,170         35,815
Intercompany Notes Payable                                         --                 --             --
Pre Petition Liabilities                                   15,988,076         16,021,361        (33,285)
Pre Petition Estimated Construction Claims                  2,000,000          2,000,000             --
                                                        ------------------------------------------------
  TOTAL LIABILITIES                                        46,559,061         46,556,531          2,530
                                                        ------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                           121,289            121,289             --
Additional paid in capital                                124,465,227        124,465,227             --
Treasury Stock A-P-I-C                                       (562,506)          (562,506)            --
Retained earnings - prior                                (112,005,445)      (112,005,445)            --
Y-T-D net income pre petition                              (1,845,936)        (1,845,936)            --
Y-T-D net income post petition                            (33,564,782)       (32,716,842)      (847,940)
                                                        ------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                              (23,392,153)       (22,544,213)      (847,940)
                                                        ------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                   23,166,908         24,012,318       (845,410)
                                                        ================================================

Omega Environmental, Inc.
Debtor In Possession Case #97-06084
Comparative Statement of Operations Information

                                        (unaudited)      (unaudited)                  (unaudited)      (unaudited)
                                        Month Ended      Month Ended                  Month Ended      Month Ended
                                       Feb. 28, 1999    Jan. 31, 1999                Feb. 28, 1999    Jan. 31, 1999
                                            ESD              ESD          Change          PSD              PSD           Change
                                      --------------------------------------------  --------------------------------------------
Sales                                    1,227,736        1,305,830       (78,094)       63,042           73,880        (10,838)
Cost of Sales                              868,705          999,989      (131,284)       76,216           95,627        (19,411)
                                      --------------------------------------------  --------------------------------------------
    Gross Profit                           359,031          305,841        53,190       (13,174)         (21,747)         8,573

Selling, General, and Administrative       364,424          520,506      (156,082)       38,393           52,629        (14,236)
                                      --------------------------------------------  --------------------------------------------
Income (Loss) From Operations               (5,393)        (214,665)      209,272       (51,567)         (74,376)        22,809

Other Income(Expense):
  I/C Interest Income (Expense)            (63,792)         (70,272)        6,480       (63,465)         (70,334)         6,869
  Interest Expense                             (44)            (126)           82                                            --
  Interest Income                               --               --            --                                            --
  Gain (loss) on Asset Disposition           3,057               --         3,057      (342,895)           3,144       (346,039)
  Other Expense                                 --               --            --            --               --             --
                                      --------------------------------------------  --------------------------------------------
    Total Other (Expense)                  (60,779)         (70,398)        9,619      (406,360)         (67,190)      (339,170)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses             (66,172)        (285,063)      218,891      (457,927)        (141,566)      (316,361)
Bankruptcy Administrative Expenses                                                                                           --
                                      --------------------------------------------  --------------------------------------------
Net Income (Loss)                          (66,172)        (285,063)      218,891      (457,927)        (141,566)      (316,361)
                                      ============================================  ============================================

           See accompanying notes to financial statement information

Omega Environmental, Inc.
Debtor In Possession Case #97-06084
Comparative Statement of Operations Information

                                                                                       (unaudited)      (unaudited)
                                        (unaudited)      (unaudited)                   Month Ended      Month Ended
                                        Month Ended      Month Ended                  Feb. 28, 1999    Jan. 31, 1999
                                       Feb. 28, 1999    Jan. 31, 1999                   Continuing       Continuing
                                         Corporate        Corporate       Change        Operations       Operations       Change
                                      -------------------------------------------   ---------------------------------------------
Sales                                          --               --            --        1,290,778        1,379,710       (88,932)
Cost of Sales                                  --               --            --          944,921        1,095,616      (150,695)
                                      -------------------------------------------   ---------------------------------------------
    Gross Profit                               --               --            --          345,857          284,094        61,763

Selling, General, and Administrative       81,413           95,084       (13,671)         484,230          668,219      (183,989)
                                      -------------------------------------------   ---------------------------------------------

Income (Loss) From Operations             (81,413)         (95,084)       13,671         (138,373)        (384,125)      245,752

Other Income(Expense):
  I/C Interest Income (Expense)           127,257          140,606       (13,349)               0                0             0
  Interest Expense                       (184,401)        (198,687)       14,286         (184,445)        (198,813)       14,368
  Interest Income                                                             --                0                0             0
  Gain (loss) on Asset Disposition             --               --            --         (339,838)           3,144      (342,982)
  Other Expense                            64,877          150,000       (85,123)          64,877          150,000       (85,123)
                                      -------------------------------------------   ---------------------------------------------
    Total Other (Expense)                   7,733           91,919       (84,186)        (459,406)         (45,669)     (413,737)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses            (73,680)          (3,165)      (70,515)        (597,779)        (429,794)     (167,985)
Bankruptcy Administrative Expenses       (109,912)         (69,398)      (40,514)        (109,912)         (69,398)      (40,514)
                                      -------------------------------------------   ---------------------------------------------
Net Income (Loss)                        (183,592)         (72,563)     (111,029)        (707,691)        (499,192)     (208,499)
                                      ===========================================   =============================================

           See accompanying notes to financial statement information

Omega Environmental, Inc.
Debtor In Possession Case #97-06084
Comparative Statement of Operations Information

                                          (unaudited)      (unaudited)                   (unaudited)     (unaudited)
                                          Month Ended      Month Ended                   Month Ended     Month Ended
                                         Feb. 28, 1999    Jan. 31, 1999                 Feb. 28, 1999   Jan. 31, 1999
                                         Discontinued     Discontinued                    Combined        Combined
                                          Operations       Operations      Change           Final           Final        Change
                                       -------------------------------------------   --------------------------------------------
Sales                                                                           0         1,290,778       1,379,710      (88,932)
Cost of Sales                                                                   0           944,921       1,095,616     (150,695)
                                       -------------------------------------------   --------------------------------------------
    Gross Profit                                  0               0             0           345,857         284,094       61,763

Selling, General, and Administrative                                            0           484,230         668,219     (183,989)
                                       -------------------------------------------   --------------------------------------------

Income (Loss) From Operations                     0               0             0          (138,373)       (384,125)     245,752

Other Income(Expense):
  I/C Interest Income (Expense)                                                 0                 0               0            0
  Interest Expense                                                              0          (184,445)       (198,813)      14,368
  Interest Income                                                               0                 0               0            0
  Gain (loss) on Asset Disposition                                              0          (339,838)          3,144     (342,982)
  Other Expense                            (140,249)        (69,416)      (70,833)          (75,372)         80,584     (155,956)
                                       -------------------------------------------   --------------------------------------------
    Total Other (Expense)                  (140,249)        (69,416)      (70,833)         (599,655)       (115,085)    (484,570)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses             (140,249)        (69,416)      (70,833)         (738,028)       (499,210)    (238,818)
Bankruptcy Administrative Expenses                                              0          (109,912)        (69,398)     (40,514)
                                       -------------------------------------------   --------------------------------------------
Net Income (Loss)                          (140,249)        (69,416)      (70,833)         (847,940)       (568,608)    (279,332)
                                       ===========================================   ============================================

           See accompanying notes to financial statement information

Omega Environmental, Inc.
Debtor in Possession Case # 97 - 06084
Comparative Combined Statement of Cash Flows Information

                                                                (unaudited)       (unaudited)
                                                                Month Ended       Month Ended
                                                               Feb. 28, 1999     Jan. 31, 1999        Change
                                                              --------------    --------------    --------------
Cash flows from operating activities:
  Net loss                                                    $     (847,940)   $     (568,608)   $     (279,332)

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                    63,331            69,377            (6,046)
      Change in estmate of pre-petition construction claims                0                 0                 0
      Write down of other long term assets and liabilities                 0           (61,000)           61,000
      Write down of worker's compensation refund                    (239,286)                0          (239,286)
      (Gain) / Loss on sale of property and equipment                339,838            (3,144)          342,982
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                38,217           404,262          (366,044)
      Costs in excess of billings                                    196,138            57,373           138,765
      Inventory, net                                                 390,334            99,014           291,320
      Prepaids & other assets                                              0                 0                 0
     Increase (decrease) in:
      Accounts payable                                              (218,112)          131,908          (350,020)
      Accrued expenses                                              (426,035)         (146,010)         (280,025)
      Other net changes in assets and liabilities                     24,321                 0            24,321
                                                              --------------    --------------    --------------
        Total adjustments                                            168,746           551,780          (383,033)
                                                              --------------    --------------    --------------
        Net cash provided by (used in) operating activities         (679,194)          (16,828)         (662,365)

Cash flows from investing activities :
     Proceeds from sale of equipment                                       0                 0                 0
     Additions to property and equipment                             (24,387)                0           (24,387)
                                                              --------------    --------------    --------------
       Net cash provided by (used in) investing activities           (24,387)                0           (24,387)

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                679,150            64,735           614,415
  Reduction of pre-petition liabilities                              (33,285)           (2,265)          (31,020)
                                                              --------------    --------------    --------------
      Net cash provided by (used in) financing activities            645,865            62,470           583,395
                                                              --------------    --------------    --------------
Net increase (decrease) in cash                                      (57,716)           45,642          (103,357)

Cash at beginning of period                                          123,878            78,236            45,642
                                                              --------------    --------------    --------------

Cash at end of period                                         $       66,162    $      123,878    ($      57,715)
                                                              ==============    ==============    ==============

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
February 28, 1999 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation

The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation

As of February 28, 1999, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $23,278,363. On February 9, 1999, the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through June 30, 1999.

Costs and Earnings in Excess of Billing

The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable

Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers of the company's discontinued construction business. In February 1999, the all receivables from the Fedco Branch were written off except for an account to be collected for $26,500. The Fedco write off totaled $140,000. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Miscellaneous accounts receivable recorded on the Petroleum Services Division's balance sheet included $291,000 receivable from the sale of the Dallas Office. The funds were collected in early March 1999.

Accounts receivable recorded on the Corporate balance sheet of $143,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998. The funds are held in escrow pending determination of the amount of the tax lien asserted by Texas tax authorities.

Inventory

Inventory recorded on Petroleum Services Division's balance sheet decreased $505,713 in February 1999 due to the sale of the Dallas branch. Loss on sale of Dallas branch's assets totaled $342,920.

Property and Equipment

Property and Equipment recorded on Petroleum Services Division's balance sheet decreased $101,381 in February 1999 due to the sale of the Houston branch. Loss on sale of Dallas branch's assets totaled $342,920.

Pre Petition Liabilities and Notes Payable

In February 1999, certain discontinued branch operations were transferred out of the Environmental Services Division's accounting records. The total for this transfer to Discontinued Operations section was $263,000 and had no operating loss/gain impact on the financial statements.